UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 20, 2010

AQUAMER MEDICAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52327	80-0664054
(Commission File Number)	(IRS Employer Identification No.)

8 Algonquian Drive Natick, MA	01760
(Address of Principal Executive Offices)	(Zip Code)

508 647 0041
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As more fully described in the Company's Definitive Proxy Statement filed December 9, 2010, on December 20, 2010, Aquamer Medical Corp. (the “Company”) held a special meeting of its shareholders.  At the meeting,  a majority of the shareholders present in person or by proxy approved changing the Company’s  name to “Urban Ag. Corp.”, effecting a reverse stock split of the Company’s outstanding common stock at an exchange ratio of one-for-eighty-seven (1:87) and reducing the number of the Company’s authorized shares of common stock from 200,000,000 shares to 15,000,000 shares.  A copy of the Certificate of Amendment to the Company’s Certificate of Incorporation is attached hereto as Exhibit  3.1

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As more fully described in the Company's Definitive Proxy Statement filed December 9, 2010, on December 20, 2010, Aquamer Medical Corp. (the “Company”) held a special meeting of its shareholders.  At the meeting, a majority of the Company’s shareholders present in person or by proxy approved:

(i) changing the Company’s name to “Urban Ag. Corp.” with 96,032,401 shares voting for, 0 shares voting against, and 21,620 shares abstaining;

(ii) effecting a reverse stock split of the Company’s outstanding common stock at an exchange ratio of one-for-eighty-seven (1:87), with 96,032,361 shares voting for, 21,660 shares voting against, and 0 shares abstaining;

(iii) reducing the number of the Company’s authorized shares of common stock from 200,000,000 shares to 15,000,000 shares, with 96,032,361 shares voting for, 21,660  shares voting against, and 0 shares abstaining;

(iv) the adoption of the Company’s 2010 Long-Term Incentive Plan, with 96,054,021 shares voting for, 0 shares voting against, and 0 shares abstaining; and

(v) the appointment of Miller Wachman LLP of Boston, Massachusetts, a registered public accounting firm, as its independent auditors for the fiscal year ending December 31, 2010, with 96,054,021 shares voting for, 0 shares voting against, and 0 shares abstaining.

Item 8.01	Other Events.

On December 27, the Company issued a press release announcing the results of the Special Meeting described in Item 5.07. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation
10.1	2010 Long-Term Incentive Plan (1)
99.1	Press Release of Aquamer Medical Corp., dated December 27, 2010
_______________
(1)  Incorporated by reference from the Company’s Definitive Proxy Statement, filed December 9, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUAMER MEDICAL CORP.
Date: December 27, 2010
	By:	/s/ Edwin A. Reilly
Name: Edwin A. Reilly Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation
10.1	2010 Long-Term Incentive Plan (1)
99.1	Press Release of Aquamer Medical Corp., dated December 27, 2010
_______________
(1)  Incorporated by reference from the Company’s Definitive Proxy Statement, filed December 9, 2010